UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K


                                 Current Report




                PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES
                              EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported)       January 4, 2005
                                                --------------------------------



                         Applebee's International, Inc.
              ----------------------------------------------------
             (Exact name of registrant as specified in its charter)


            Delaware                   000-17962               43-1461763
  ------------------------------      ------------       -----------------------
 (State or other jurisdiction of      (Commission           (I.R.S. Employer
 incorporation or organization)       File Number)         Identification No.)

                4551 W. 107th Street, Overland Park, Kansas 66207
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              (Address of principal executive offices and zip code)

                                 (913) 967-4000
              ----------------------------------------------------
              (Registrant's telephone number, including area code)


                                      None
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]  Pre-commencement  communications   pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

[ ]  Pre-commencement  communications   pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.           Regulation FD Disclosure

     On January 4, 2005, Applebee's International, Inc. (the "Company") issued a press release entitled "Applebee's International Names Carrington SVP Finance" The release contained the following information.

                                                           FOR IMMEDIATE RELEASE

Contacts:
Laurie Ellison 913.967.2718                Carol DiRaimo 913.967.4109
Communications Executive Director          Vice President of Investor Relations


              Applebee's International Names Carrington SVP Finance

Overland Park, Kan., January 4, 2005 -Steve Lumpkin, executive vice president and chief financial officer (CFO) of Applebee's International, Inc. (Nasdaq:APPB), today announced H.G. "Carey" Carrington, Jr. as the company's new senior vice president of finance, effective January 10.

Carrington has extensive experience in restaurant finance, most recently with California Pizza Kitchen (CPK). Carrington served CPK as executive vice president and CFO from 1998 to 2001 and returned to the company as interim president in 2003. He also served as CFO and chief operating officer for U.S. Restaurant Properties, Inc., and as CFO for Spaghetti Warehouse, Inc.

Prior to his work within the restaurant industry, which began in 1993, Carrington spent 14 years in investment banking.

"I'm delighted that someone of Carey's rare stature and achievement will be joining Applebee's in this key position," Lumpkin said. "His record of success, coupled with his industry-wide reputation for honesty and integrity, makes him a perfect fit for our culture at Applebee's International."

Lumpkin said the SVP Finance position was created to help the company build its management depth as it continues to expand its reach as the world's largest casual dining concept. Last year, Applebee's International announced plans to grow to at least 3,000 domestic locations; currently, there are more than 1,600 Applebee's Neighborhood Grill & Bar restaurants in the United States.

Lloyd Hill, chairman and chief executive officer of Applebee's, also stressed that adding Carrington to lead the finance team will allow Lumpkin to devote more of his efforts to the company's long-term strategic goals, including acceleration of the company's development and operations internationally.

Carrington will report to Lumpkin and will be responsible for all finance functions other than investor relations. In addition to oversight for finance, Lumpkin will continue to be responsible for international development and operations, information technology, investor relations and legal.

Applebee's International, Inc., headquartered in Overland Park, Kan., develops, franchises and operates restaurants under the Applebee's Neighborhood Grill & Bar brand, the largest casual dining concept in the world. There are currently 1,672 Applebee's restaurants operating system-wide in 49 states and 12 international countries. Additional information on Applebee's International can be found at the company's website (www.applebees.com).

                                    # # #




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


                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                              APPLEBEE'S INTERNATIONAL, INC.
                                              (Registrant)


Date:    January 4, 2005                   By: /s/  Steven K. Lumpkin
         ---------------------                 ------------------------
                                               Steven K. Lumpkin
                                               Executive Vice President and
                                               Chief Financial Officer



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